Supplement to the
Fidelity® Select Portfolios®
April 29, 2002
Prospectus

The following information replaces similar information found in the "Buying and Selling Shares" section on page P-74.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page P-75.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page P-77.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the last calculated NAV, minus the short-term trading fee for the Select stock funds, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces similar information found in the "Fund Management" section beginning on page P-79.

Pratima Abichandani is manager of Energy Portfolio and Natural Resources Portfolio, both of which she has managed since January 2003. She also manages other Fidelity Funds. Since joining Fidelity Investments in 1994, Ms. Abichandani has worked as a research analyst and manager.

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Robert Bao is manager of Automotive Portfolio, Construction and Housing Portfolio, and Environmental Portfolio, which he has managed since January 2003, September 2002, and March 2002, respectively. Since joining Fidelity Investments in 1997, Mr. Bao has worked as a research analyst and manager.

Chris Bartel is manager of Industrial Equipment Portfolio, which he has managed since January 2003. Mr. Bartel joined Fidelity in 1999 as a research analyst, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania. Previously, Mr. Bartel was an associate at J.H. Whitney & Co, a Stamford, Connecticut-based private equity firm, from 1996 to 1998.

Kelly Cardwell is manager of Software & Computer Services Portfolio, which he has managed since January 2003. Since joining Fidelity Investments in 1997, Mr. Cardwell has worked as a research analyst and manager.

Matthew Cheyney is manager of Networking and Infrastructure Portfolio, which he has managed since February 2003. Mr. Cheyney joined Fidelity in 2002 as a research analyst, while earning an MBA from Harvard Business School. Previously, Mr. Cheyney worked as director of Architecture at WebCT from 1999 to 2000, after receiving a master of science degree in computer science from the University of Wisconsin - Madison in 1998.

Valerie Friedholm is manager of Food and Agriculture Portfolio, which she has managed since February 2003. Ms. Friedholm joined Fidelity as a research analyst in 2000, after receiving an MBA from Harvard Business School. Previously, she was with General Electric Company from 1994 to 1998, most recently as an account manager.

Matthew Fruhan is manager of Cyclical Industries Portfolio and Defense and Aerospace Portfolio, which he has managed since August 2002 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and manager.

Sonu Kalra is manager of Computers Portfolio and Technology Portfolio, which he has managed since December 2002 and February 2002, respectively. He also manages other Fidelity funds. Mr. Kalra joined Fidelity Investments as a research analyst in 1998, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania. Previously, he completed the Financial Management Program at GE Capital in Stamford, Connecticut in 1996.

Naved Khan is manager of Natural Gas Portfolio, which he has managed since October 2002. Since joining Fidelity Investments in 1995, Mr. Khan has worked as a research analyst and manager.

Heather Lawrence is manager of Air Transportation Portfolio and Transportation Portfolio, which she has managed since August 2002 and December 2001, respectively. Ms. Lawrence joined Fidelity Investments as an analyst in 2001, after receiving an MBA from Columbia Business School. Previously, Ms. Lawrence was an equity research associate with Morgan Stanley Dean Witter Discover & Co. in New York, from 1997 to 1999.

Adam Segel is manager of Retailing Portfolio, which he has managed since December 2002. Since joining Fidelity Investments in 1997, Mr. Segel has worked as a research analyst and manager.

Christian Zann is manager of Consumer Industries Portfolio, which he has managed since December 2002. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Zann has worked as a research analyst and manager.